UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2016

ROI LAND INVESTMENTS LTD.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-54368 (Commission File Number)	26-1574051 (I.R.S. Employer Identification No.)

999 Maisonneuve Blvd. West, Suite 750

Montreal, Quebec H3A 3L4

(Address of principal executive offices with Zip Code)

888-351-7004

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)       Not Applicable.

(b)       Not Applicable.

(c)       On April 6, 2016, the Board of Directors of ROI Land Investments Ltd. (“ROI”), appointed Dr. Sami Chaouch to serve as ROI’s Chief Executive Officer and Mr. Sebastien Cliche to serve as ROI’s Co-President and Chief Operating Officer. Dr. Chaouch, who will continue in his current position as Executive Chairman, and Mr. Cliche, who previously served as ROI’s CEO, are current officers of ROI, and no additional compensation was granted for serving in their new capacities. Mr. Philippe Germain, who previously served as ROI’s President, will now serve as ROI’s Co-President.

(d)       Not Applicable.

(e)       Not Applicable

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2016	ROI LAND INVESTMENTS LTD.

	By:	/s/ Sami Chaouch
Sami Chaouch
CEO and Executive Chairman

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